1 Colonial BancGroup Annual Shareholders’ Meeting April 19, 2006 The Best Things Come OUT OF THE BLUE Exhibit 99.1

Colonial BancGroup Highlights
The Best Things Come OUT OF THE BLUE
2003 2004 2005 1Q06
Total Assets (in billions) $16.3 $18.9 $21.4 $21.9
Earnings Per Share (diluted) $1.16 $1.31 $1.52 $0.42
Net Income Growth -3% 18% 32% 35%
Percentage of Deposits in Florida 45% 51% 58% 58%
Total Shareholder Returns 51.27% 26.45% 15.34% 5.34%

Originally Reported
As Restated
$1.06
$1.16
$1.20
$1.33
$1.55
2001 2002 2003 2004 2005
11%
3%
9%
17%
$0.34
$1.06
$1.26
$1.16
$1.31
$1.52
$0.42
2001 2002 2003 2004 2005 1Q05 1Q06
19% (8)%
13%
16%
24%
Earnings Per Share
Diluted
The Best Things Come OUT OF THE BLUE
*
* As if restatement had not occurred

4 Net Interest Income $ In Millions The Best Things Come OUT OF THE BLUE $422 $455 $495 $567 $163 $188 2001 2002 2003 2004 2005 1Q05 1Q06 $709 8% 9% 15% 15% 25%

$13,185
$15,815
$16,268
$18,897
$21,426
$21,969
$0
$5,000
$10,000
$15,000
$20,000
$25,000
2001 2002 2003 2004 2005 3/31/2006
Growth in Assets
The Best Things Come OUT OF THE BLUE
20%
3%
16%
13%
10%*
*Annualized
($ in millions)

In the Right Places
The Best Things Come OUT OF THE BLUE
FL
58%
AL
23%
TX
4%
GA
5%
NV
5%
Corp
5%
FL
57%
Corp
10%
GA
6%
AL
17%
TX
6%
NV
4%
NV
14
TX
13
FL
162
GA
20
AL
92
Colonial is in three of the four fastest growing states in the country
72%* of Total Deposits are in Florida, Georgia, Texas and Nevada
Projected population growth from 2005-2010 is expected to be 10.95% in our markets versus the national average of 6.26%
Branches, Assets and Deposits at 3/31/06 are as follows:
* At 3/31/06
301 Branches $22 Billion in Assets $15.9 Billion in Deposits

Superior Projected Population Growth
The Best Things Come OUT OF THE BLUE
2005 - 2010 Population Growth
Colonial BancGroup, Inc. 10.95%
Compass Bancshares, Inc. 9.97
Wachovia Corporation 8.85
SunTrust Banks, Inc. 8.72
South Financial Group, Inc. 8.68
Synovus Financial Corp. 7.17
Bank of America Corporation 6.95
BB&T Corporation 6.80
AmSouth Bancorporation 6.46
Regions Financial Corporation 5.86
First Horizon National Corporation 5.27
Fifth Third Bancorp 4.51
Trustmark Corporation 4.15
Whitney Holding Corporation 3.80
BancorpSouth, Inc. 3.46
Median 6.80%
Low 3.46
High 10.95
National Average 6.26
Source: SNL Financial.
Deposit data as of 6/30/05.
Population growth deposit weighted by county.

Florida Franchise
The Best Things Come OUT OF THE BLUE
Florida at 3/31/06:
• 58% of Deposits in Florida – Total Deposits of $9.3 Billion
• 57% of Assets in Florida – Total Assets of $12.6 Billion
• 54% of Branches in Florida – Total Branches – 162
Strong loan and deposit growth
• Loan growth, excluding acquisitions and mortgage warehouse lending, was 14%
over 1Q05; 20% annualized over 4Q05
• Average deposit growth, excluding acquisitions, was 18% over 1Q05; 17%
annualized over 4Q05

CNB LISTED NYSE

Gulf of Mexico
Atlantic Ocean
THE BAHAMAS
Pensacola
Fort Walton Beach
Panama City
Tallahassee
Jacksonville
Palm Coast
Ormond Beach
Port Orange
Titusville
Merritt Island
Orlando
Kissimmee
Palm Bay
Palm Harbor
Clearwater
Tampa
Lakeland
St. Petersburg
Sarasota
Arcadia
Fort Pierce
West Palm Beach
Boynton Beach
Boca Raton
Fort Lauderdale
Coral Springs
Pembroke Pines
Cape Coral
Fort Myers
Freeport City
Copyright © 2003 Microsoft Corp. and/or its suppliers. All rights reserved.

Colonial BancGroup

Florida Franchise and Current Population
The Best Things Come OUT OF THE BLUE
9 Planned Branches through 12/31/06
Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $421 Million
Deposits = $49 Million
2 Branches
CENTRAL FLORIDA
Assets = $3.4 Billion
Deposits = $3.0 Billion
60 Branches
MORTGAGE WHSE.
Assets = $2.4 Billion
Deposits = $444 Million
SOUTH FLORIDA
Assets = $3.4 Billion
Deposits = $2.9 Billion
46 Branches
FLORIDA WEST COAST
Assets = $3.1 Billion
Deposits = $2.8 Billion
54 Branches

$.15
The Best Things Come OUT OF THE BLUE
Solid Dividend Growth
*Estimated
*
16 YEARS OF INCREASED DIVIDENDS
11%
$.68
$.61
$.58
$.56
$.52
$.48
$.44
$.38
$.34
$.30
$.27
$.22
$.16
$.17
$.18
$.20
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06

11 Colonial 15.34% 15.34% S&P 500 Index 4.91% S&P Bank Index (4.76)% 2005 Total Shareholder Return The Best Things Come OUT OF THE BLUE

U.S. Commercial Banks at 12/31/05
($ in thousands)
Company Name Total Assets Offices
1 Citigroup Inc. $1,494,037,000 933
2 Bank of America Corporation 1,291,803,000 5,826
3 JPMorgan Chase & Co. 1,198,942,000 2,692
4 Wachovia Corporation 520,755,000 3,213
5 Wells Fargo & Company 481,741,000 3,200
6 U.S. Bancorp 209,465,000 2,523
7 SunTrust Banks, Inc. 179,712,841 1,717
8 National City Corporation 142,397,114 1,311
9 BB&T Corporation 109,169,759 1,409
10 Fifth Third Bancorp 105,225,000 1,153
11 Bank of New York Company, Inc. 102,074,000 362
12 KeyCorp 93,126,000 959
13 PNC Financial Services Group, Inc. 91,954,000 872
14 Regions Financial Corporation 84,785,600 1,418
15 M&T Bank Corporation 55,146,406 663
16 Northern Trust 53,413,800 87
17 Comerica Incorporated 53,013,000 372
18 AmSouth Bancorporation 52,607,110 703
19 Marshall & Ilsley Corporation 46,212,717 273
20 Zions Bancorporation 42,779,639 496
21 Commerce Bancorp, Inc. 38,466,037 377
22 First Horizon National Corporation 36,579,061 242
23 Huntington Bancshares Incorporated 32,764,805 415
24 Compass Bancshares, Inc. 30,798,232 414
25 Synovus Financial Corp. 27,620,672 294
26 Associated Banc-Corp 22,100,082 331
27 Colonial BancGroup, Inc. 21,426,197 300 Source: SNL Financial

COMPANY NAME
STOCK
SYMBOL
ONE-YEAR
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
3-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
5-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
10-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
Hudson City Bancorp HCBK 8.06 5.96 30.50 14.00 33.61 21.81 NA NA
People's Bank PBCT 23.39 21.30 46.35 29.85 27.91 16.12 23.80 8.42
Bank of Hawaii BOH 4.44 2.34 22.47 5.97 27.28 15.49 14.56 -0.83
UnionBanCal UB 9.21 7.11 23.54 7.04 26.60 14.81 17.26 1.88
East West Bancorp EWBC -12.54 -14.64 27.42 10.92 24.86 13.07 NA NA
Independence Community Bank ICBC -3.98 -6.08 19.09 2.59 22.75 10.96 NA NA
Sovereign Bancorp SOV -3.37 -5.46 16.20 -0.30 22.52 10.73 13.33 -2.05
Colonial Bancgroup CNB 15.37 13.28 30.20 13.70 21.47 9.68 15.22 -0.17
Cathay General Bancorp CATY -3.13 -5.22 25.05 8.55 21.10 9.31 27.12 11.73
Bank of America BAC 2.40 0.31 14.35 -2.15 19.57 7.78 14.09 -1.29
Hudson United Bancorp HU 10.03 7.93 14.32 -2.17 19.10 7.31 12.75 -2.64
Compass Bancshares CBSS 2.16 0.07 19.11 2.61 18.84 7.05 16.39 1.00
South Financial Group TSFG -13.45 -15.55 12.54 -3.96 18.58 6.79 8.85 -6.54
Wachovia Corp. WB 4.31 2.21 17.12 0.62 17.40 5.61 10.51 -4.87
Commerce Bancorp CBH 8.40 6.31 18.50 2.00 16.73 4.94 28.19 12.80
New York Community Bancorp NYB -15.01 -17.10 5.06 -11.44 16.61 4.82 26.38 11.00
AmSouth Bancorp ASO 5.19 3.10 15.45 -1.05 16.22 4.43 12.31 -3.07
Associated Banc-Corp ASBC 1.19 -0.90 16.76 0.26 16.00 4.21 11.69 -3.70
City National CYN 4.64 2.55 20.48 3.99 15.44 3.65 20.11 4.73
Golden West Financial GDW 7.91 5.81 23.00 6.50 14.84 3.05 22.38 7.00
Sky Financial Group SKYF 0.13 -1.96 15.60 -0.90 14.67 2.87 13.21 -2.18
North Fork Bancorp NFB -2.00 -4.09 10.15 -6.35 14.21 2.41 20.74 5.35
Marshall & Ilsley MI -0.48 -2.58 18.81 2.31 13.43 1.64 15.00 -0.38
Astoria Financial AF 13.67 11.58 21.00 4.50 13.18 1.39 17.21 1.82
Regions Financial RF 0.03 -2.07 11.97 -4.52 12.99 1.20 10.53 -4.86
Webster Financial WBS -5.39 -7.48 12.75 -3.75 12.94 1.15 14.56 -0.83
Popular BPOP -24.72 -26.81 10.58 -5.92 12.82 1.02 18.63 3.25
Huntington Bancshares HBAN -0.51 -2.61 11.98 -4.52 11.91 0.12 8.70 -6.68
M&T Bank MTB 2.83 0.74 12.95 -3.55 11.55 -0.24 18.94 3.56
Commerce Bancshares CBSH 11.08 8.98 17.53 1.03 11.30 -0.49 14.68 -0.71
Fulton Financial FULT -2.49 -4.59 14.69 -1.80 10.06 -1.73 15.47 0.08
U.S. Bancorp USB -0.46 -2.56 16.93 0.43 9.41 -2.39 19.84 4.45
First Horizon National FHN -6.92 -9.02 6.08 -10.42 9.40 -2.39 13.22 -2.17
Washington Federal WFSL -1.40 -3.49 10.93 -5.57 9.24 -2.55 12.03 -3.35
Mercantile Bankshares MRBK 11.17 9.08 16.95 0.45 8.65 -3.15 15.03 -0.36
Wilmington Trust WL 11.22 9.13 10.72 -5.78 8.13 -3.67 13.33 -2.06
Washington Mutual WM 7.81 5.72 12.61 -3.89 8.07 -3.72 16.56 1.17
IndyMac Bancorp NDE 17.84 15.74 32.63 16.13 7.90 -3.90 14.05 -1.34
KeyCorp KEY 1.02 -1.07 14.04 -2.46 7.88 -3.91 10.49 -4.89
Cullen/Frost Bankers CFR 13.15 11.06 20.92 4.43 7.78 -4.01 18.63 3.24
National City NCC -6.77 -8.86 11.51 -4.99 7.42 -4.37 11.61 -3.77
TCF Financial TCB -12.87 -14.96 10.69 -5.81 6.89 -4.90 15.49 0.11
SunTrust Banks STI 1.51 -0.58 11.78 -4.72 5.84 -5.95 10.44 -4.95
Zions Bancorp ZION 13.34 11.25 26.84 10.35 5.82 -5.98 16.10 0.71
BB&T BBT 3.39 1.30 8.04 -8.46 5.81 -5.98 15.75 0.36
Valley National Bancorp VLY -5.11 -7.20 5.44 -11.05 5.47 -6.32 12.28 -3.11
Wells Fargo WFC 4.48 2.39 13.81 -2.69 5.33 -6.46 17.19 1.80
Downey Financial DSL 20.69 18.60 21.48 4.98 5.26 -6.53 19.27 3.88
FirstMerit FMER -5.22 -7.31 10.71 -5.79 3.45 -8.34 9.50 -5.89
Citigroup C 4.62 2.53 15.03 -1.47 2.98 -8.81 19.60 4.21
Comerica CMA -3.39 -5.48 13.85 -2.65 2.80 -9.00 11.35 -4.04
Synovus Financial SNV -3.02 -5.11 14.72 -1.78 2.58 -9.21 14.70 -0.68
J.P. Morgan Chase JPM 5.72 3.63 23.13 6.63 1.33 -10.46 10.79 -4.59
PNC Financial Services PNC 11.68 9.59 18.32 1.82 0.36 -11.43 10.69 -4.70
Fifth Third Bancorp FITB -17.25 -19.34 -11.21 -27.71 -6.71 -18.50 12.11 -3.27
Northern Trust NTRS 8.58 6.49 15.94 -0.55 -7.23 -19.03 15.59 0.20
Bank of New York BK -1.89 -3.99 13.02 -3.48 -8.20 -19.99 12.62 -2.77
Industry Group Average 2.09 16.50 11.79 15.39
Source:  Wall Street Journal, Shareholder Scoreboard, February 27, 2006
Performance of 1,000 Major U.S. Companies Compared With Their Peers in 76 Industry Groups
Banks
This table shows the performance of the 1,000 Shareholder Scoreboard companies relative to others in their own industries. The returns are compound annual total returns -- including price changes and reinvestments from any dividends or other cash or noncash distributions -- for periods through year-end 2005. Also shown is the number of percentage points by which each company's performance beat or trailed the industry average. Within each industry, most companies are ranked on five-year returns; companies that haven't been publicly traded for at least five years are ranked on three-year or one-year returns, depending on how long they have been traded. Although the published returns are rounded to the nearest 10th of a percentage point, rankings are based on numbers carried out to at least seven decimal places. Rankings are by L.E.K. Consulting LLC, based on data from Dow Jones & Co., Hemscott, Inc. a division of Hemscott PLC, and
SunGard Market Data Services.

COMPANY NAME
STOCK
SYMBOL
ONE-YEAR
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO INDUSTRY
3-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
5-YEAR
AVERAGE
RETURN (%)
SURPLUS/DEFICIT
RELATIVE TO
INDUSTRY
10-YEAR
AVERAGE
RETURN (%)
Colonial Bancgroup CNB 15.37 13.28 30.20 13.70 21.47 9.68 15.22
Compass Bancshares CBSS 2.16 0.07 19.11 2.61 18.84 7.05 16.39
South Financial Group TSFG -13.45 -15.55 12.54 -3.96 18.58 6.79 8.85
Wachovia Corp. WB 4.31 2.21 17.12 0.62 17.40 5.61 10.51
AmSouth Bancorp ASO 5.19 3.10 15.45 -1.05 16.22 4.43 12.31
Regions Financial RF 0.03 -2.07 11.97 -4.52 12.99 1.20 10.53
SunTrust Banks STI 1.51 -0.58 11.78 -4.72 5.84 -5.95 10.44
BB&T BBT 3.39 1.30 8.04 -8.46 5.81 -5.98 15.75
Synovus Financial SNV -3.02 -5.11 14.72 -1.78 2.58 -9.21 14.70
Fifth Third Bancorp FITB -17.25 -19.34 -11.21 -27.71 -6.71 -18.50 12.11
Source:  Wall Street Journal, Shareholder Scoreboard, February 27, 2006
Performance of 1,000 Major U.S. Companies Compared With Their Peers in 76 Industry Groups
Banks
Southeastern Peers
This table shows the performance of the 1,000 Shareholder Scoreboard companies relative to others in their own industries. The returns are compound annual total returns -- including price changes and reinvestments from any dividends or other cash or noncash distributions -- for periods through year-end 2005. Also shown is the number of percentage points by which each company's performance beat or trailed the industry average. Within each industry, most companies are ranked on five-year returns; companies that haven't been publicly traded for at least five years are ranked on three-year or one-year returns, depending on how long they have been traded. Although the published returns are rounded to the nearest 10th of a percentage point, rankings are based on numbers carried out to at least seven decimal places. Rankings are by L.E.K. Consulting LLC, based on data from Dow Jones & Co., Hemscott, Inc. a division of Hemscott PLC, and SunGard Market
Data Services.